UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 5, 2017
(Date of earliest event reported)

CSAIL 2017-C8 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001708131)

Column Financial, Inc.

(Central Index Key Number 0001628601)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)
Benefit Street Partners CRE Finance LLC

(Central Index Key Number 0001632269)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333- 207361-05	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On June 29, 2017, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of Credit Suisse Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2017-C8. The Certificates represent, in the aggregate, the entire beneficial ownership in the CSAIL 2017-C8 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 55 commercial and multifamily properties.

The Mortgage Loan identified as “Garden Multifamily Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Garden Multifamily Portfolio Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Garden Multifamily Portfolio Whole Loan”) that includes such Mortgage Loan and five pari passu companion loans that are not assets of the Issuing Entity (the “Garden Multifamily Portfolio Companion Loans”). On November 30, 2017, the Garden Multifamily Portfolio Companion Loans designated as Note A-1, Note A-4 and Note A-5 were included in the CSAIL 2017-CX10 securitization transaction. Beginning on that date, the Garden Multifamily Portfolio Whole Loan, including the Garden Multifamily Portfolio Mortgage Loan, will be primarily and specially serviced pursuant to the CSAIL 2017-CX10 pooling and servicing agreement, dated as of November 1, 2017 (the “CSAIL 2017-CX10 Pooling and Servicing Agreement”), by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The CSAIL 2017-CX10 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Also attached hereto as Exhibit 4.12 is an amended and restated Garden Multifamily Portfolio Co-Lender Agreement, which supersedes the agreement previously filed as Exhibit 4.12 to the Form 8-K, dated and filed as of June 29, 2017 with respect to the Issuing Entity.

The terms and conditions of the CSAIL 2017-CX10 Pooling and Servicing Agreement applicable to the servicing of the Garden Multifamily Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 30, 2017.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.12	Amended and Restated Co-Lender Agreement, dated as of November 30, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder, Wilmington Trust, National Association, as Trustee, For the Benefit of the Registered Holders of the CSAIL Commercial Mortgage Securities Trust 2017-C8, Commercial Mortgage Pass-Through Certificates, Series 2017-C8, as Note A-2 Holder, Benefit Street Partners CRE Finance LLC, as Note A-3 Holder, Benefit Street Partners CRE Finance LLC, as Note A-4 Holder, Benefit Street Partners CRE Finance LLC, as Note A-5 Holder and Benefit Street Partners CRE Finance LLC, as Note A-6 Holder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 5, 2017	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.12	Amended and Restated Co-Lender Agreement, dated as of November 30, 2017, between Benefit Street Partners CRE Finance LLC, as Note A-1 Holder, Wilmington Trust, National Association, as Trustee, For the Benefit of the Registered Holders of the CSAIL Commercial Mortgage Securities Trust 2017-C8, Commercial Mortgage Pass-Through Certificates, Series 2017-C8, as Note A-2 Holder, Benefit Street Partners CRE Finance LLC, as Note A-3 Holder, Benefit Street Partners CRE Finance LLC, as Note A-4 Holder, Benefit Street Partners CRE Finance LLC, as Note A-5 Holder and Benefit Street Partners CRE Finance LLC, as Note A-6 Holder.	(E)